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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 17, 2001




                              WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)



            Delaware                 001-2979             No. 41-0449260
(State or other jurisdiction     (Commission File        (I.R.S. Employer
      of incorporation)               Number)            Identification No.)


             420 Montgomery Street, San Francisco, California 94163
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: 1-800-411-4932


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Item 5. OTHER EVENTS

        Wells Fargo & Company is placing on file as Exhibit 99 a copy of the Company's financial results for the quarter ended June 30, 2001. Final financial statements with additional analyses will be filed as part of the Company's Form 10-Q for the quarter ended June 30, 2001.

Item 7. EXHIBITS

        (c) Exhibits


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

            99 Wells Fargo & Company's financial results for the quarter ended June 30, 2001


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 17, 2001                 WELLS FARGO & COMPANY


                                     By: LES L. QUOCK
                                        ----------------------------------
                                        Les L. Quock
                                        Senior Vice President and Controller